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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1996

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                    (AS DEPOSITOR UNDER THE TRUST AGREEMENT,
         DATED AS OF SEPTEMBER 30, 1996, PROVIDING FOR THE ISSUANCE OF
                       TRUST CERTIFICATES, SERIES 1996-4)

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-14225                 41-6419825
         --------                   ---------                 -----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)           File Number)           Identification Number)

                            Seven World Trade Center
                        New York, New York        10048
                      -----------------------------------
                      (Address of Principal      (Zip Code)
                       Executive Offices)


Registrant's telephone number, including area code:  (212) 783-5659





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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

            20.1 Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4, Statement to Certificateholders dated 10/29/96

            20.2 Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1994-8, Statement to Certificateholders dated 10/25/96

            20.3 GE Capital Mortgage Services, Inc. REMIC Multi-Class Pass-Through Certificates, Series 1994-11, Statement to Certificateholders dated 10/25/96

            20.4 CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-5, Statement to Certificateholders dated 10/25/96

            20.5 Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1993-S34, Statement to Certificateholders dated 10/25/96

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 1996
                                SALOMON BROTHERS MORTGAGE SECURITIES VII,
                                INC. by First Trust National Association, as Trustee for Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4.

                                By:      /s/ Eve Kaplan
                                   ---------------------------------------
                                Name:    Eve Kaplan
                                Title:   Vice President
                                Company: First Trust National Association
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                               INDEX TO EXHIBITS

Exhibit   Description
-------   ---------------------------------------------------------------------
20.1 Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4, Statement to Certificateholders dated 10/29/96

20.2 Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1994-8, Statement to Certificateholders dated 10/25/96

20.3 GE Capital Mortgage Services, Inc. REMIC Multi-Class Pass-Through Certificates, Series 1994-11, Statement to Certificateholders dated 10/25/96

20.4 CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-5, Statement to Certificateholders dated 10/25/96

20.5 Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1993-S34, Statement to Certificateholders dated 10/25/96